Exhibit 13

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CRH plc (the “Company”) on Form 20-F for the year ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, A. Manifold, Director and Chief Executive of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Signature:	/s/ A. Manifold
A. Manifold

Director and Chief Executive 6 March 2020

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CRH plc (the “Company”) on Form 20-F for the year ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, S. Murphy, Group Finance Director of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Signature:	/s/ S. Murphy
S. Murphy

Group Finance Director 6 March 2020